SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 10, 2000
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                           SENESCO TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-22307                    84-1368850
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


34 Chambers Street
Princeton, New Jersey                                                08542
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (609) 252-0680
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.


Management Restructuring.


     On January 10, 2000, Senesco Technologies, Inc. (the "Company") completed a partial restructuring of its executive management. Phillip O. Escaravage, the Company's Founder and former Chairman, Chief Executive Officer, President, and Treasurer will become the Vice Chairman of the Company's Board of Directors. The Company named Ruedi Stalder, a member of the Company's Board of Directors, as its Chairman and Chief Executive Officer. In addition, the Company named Steven Katz, also a member of the Company's Board of Directors, as its President, Chief Operating Officer and Treasurer.

     Each of Messrs. Escaravage, Stalder, and Katz will remain Directors of the Company. Mr. Stalder has been a member of the Company's Board of Directors since February 1999. Mr. Katz has been a member of the Company's Board of Directors since January 1999 and has served as a consultant to the Company since July 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SENESCO TECHNOLOGIES, INC.



                                          By: /s/ Steven Katz
                                             -----------------------------------
                                             Steven Katz
                                             President, Chief Operating Officer
                                             and Treasurer


January 18, 2000